EXHIBIT 10.20







                             -----------------------

                                RANKING AGREEMENT

                             -----------------------



                                     between



                          VERTICAL INVESTMENTS LIMITED



                                       And



                              INVU SERVICES LIMITED



                                       And




                                BANK OF SCOTLAND


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CLAUSES                                                  PAGE


1.      Ranking of Securities                             1

2.      Security to be Continuing                         3

3.      Agreement                                         3

4.      Preferential Payments                             3

5.      Negative Pledge                                   3

6.      Enforcement                                       3

7       Authority to Release Information                  3

8,      Consent                                           4

9.      Variation                                         4

10.     Transfers                                         4

11.     Miscellaneous                                     4

12.     Notices                                           4

13.     Definitions                                       5

14.     Other Security                                    7

Is,     Separate Provisions                               7

16.     Governing Law                                     9

17.     Contract (Rights of Third Parties) Act            8

This RANKING AGREEMENT is made the 24th day of October, 2001 amongst:


(1)      The Governor and Company of the Bank of Scotland ("BoS");

(2) Vertical Investments Limited a company registered in Jersey (Company Number 71185) whose registered office is at Eagle House, Don Road, St Helier, Jersey, Channel Islands, JE1 (the "Postponed Creditor"); and

(3) INVU Services limited a company registered in England (Company Number 03319922) of The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, NN7 3DB (the "Company").


                       Definitions are given in Clause 13.

WHEREAS

(A) The Company has granted in favor of BoS a Debenture dated 13 July 2000 and registered on 19 July 2000;

(B) The Company, has granted in favor of the Postponed Creditor a Debenture dated 17 September 2001 which is to be registered at Companies House immediately after this Agreement has been executed;

(C) BoS and the Postponed Creditor wish to regulate the ranking of the Securities;

(D)      The Company has agreed to acknowledge the terms of this Agreement.

IT IS AGREED AS FOLLOWS:

1.       Ranking of Securities

         1.1      BoS, the  Postponed  Creditor  and the Company  agree that the
                  sums  secured  by  the  BoS   Securities   and  the  Postponed
                  Securities shall rank in the following order of priority:

                  1.1.1 the BoS Securities to the extent of the BoS Priority Debt; then

                  1.1.2    the  Postponed   Securities  to  the  extent  of  the
                           Postponed Priority Debt.

         1.2 The ranking and priority set out in Clause 1.1 shall take effect notwithstanding any of the following;

                  1.2.1 the nature, of the Securities created by the BoS Securities and the Postponed Securities and the dates of execution and registration of them;

                  1.2.2    any provision contained in any of the Securities;

                  1.2.3 the date or dates on which moneys have been or may be advanced or become due, owing or payable under the BoS Securities and the Postponed Securities, respectively;

                  1.2.4 any fluctuation from time to time in the amounts secured by the BoS Securities or the Postponed Securities including any reduction of those amounts to nil;

                  1.2.5 the existence of any credit balance on any current or other account of the Company with BoS;

                  1.2.6 the appointment of a liquidator, administrative receiver, receiver, administrative or other similar officer in respect of the Company or over all or any part of the Assets;

                  1.2.7 the granting of time or any other indulgence to the Company or any other person or the release, compounding or otherwise dealing with the Company or any other person or the receipt of moneys whether arising from a voluntary sale of any Assets subject to any of the Securities or in respect of any security or guarantee held by either BoS in respect of the BoS Debt or the Postponed creditor in respect of the Postponed Debt or otherwise prior to enforcement;

                  1.2.8 the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce any rights or remedies against the Company or any other person by either BoS or the Postponed Creditor,

                  1.2.9 the sale or other disposal of any land or buildings or any interest in any land or buildings prior to enforcement;

                  1.2.10 any present or future mortgage or other charge granted by the Company to either BoS or the Postponed Creditor (other than the Securities) (unless otherwise agreed in writing by BoS or the Postponed Creditor);

                  1.2.11 the provisions of Sections 464 and 466 of the Companies Act 1985 or any other rule of law which might operate contrary to the terms of this Agreement.

2.       Security to be Continuing

         The Securities shall rank as provided in this Agreement as continuing securities for repayment of the amounts owing to each of BoS and the Postponed Creditor from time to time by the Company or by any person or company whose obligations to BoS or the Postponed Creditor are guaranteed by the Company.

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3.       Agreement

         If a receiver or liquidator or administrator of the Company regards this Agreement as failing to bind him in the distribution of the proceeds of sale of the assets of the Company (and in as far as the refusal of the receiver or liquidator or administrator to be bound by this Agreement causes prejudice to BoS or the Postponed Creditor), BoS and the Postponed Creditor will compensate each other to the extent to which it has benefited as a result of this refusal.

4.       Preferential Payments

         The ranking provisions in this Agreement shall not prejudice the right of BoS to receive Preferential Payments provided that any Preferential Payments payable shall not be counted towards repayment of BoS Debt for the purposes of calculating the extent of any priority to which BoS is entitled under Clause 1.

5.       Negative Pledge

        The Company shall not grant any further fixed or floating charges over all or any of its Assets including its heritable, real or leasehold property without the written consent of BoS.

6.       Enforcement

        If either BoS or the Postponed Creditor wishes to exercise its power of sale over the Assets or to appoint a receiver of the Assets, BoS and the Postponed Creditor shall consult together with a view to agreeing upon either the terms of such sale or upon a suitable person to be appointed as receiver, provided always that this Agreement to consult will not prejudice the right of BoS to take action to sell the asset under its powers of Sale or to appoint a receiver under the BoS Security without prior consultation in case of need. If BoS or the Postponed Creditor takes any such action or appoints a receiver without consultation it shall immediately advise the other that it has done so.

7.       Authority to Release Information

         During the continuance of each of the BoS Securities and the Postponed Securities, BoS and the Postponed Creditor may disclose to each other information concerning the Company and its affairs in such manner and to such extent as BoS and the Postponed Creditor may wish and the Company consents to such disclosure.

8.       Consent

         BoS and the Postponed Creditor consent to the grant by the Company of the Securities and each acknowledge the right of the other to production and delivery of copies of the Securities.

9.       Variation

         The BoS Securities and the Postponed Securities are varied to the extent specified in this Agreement and this Agreement shall be construed and receive effect as an instrument of Alteration within the meaning of Section 466 of the Companies Act 1985.

10.      Transfers

         BoS shall not assign or transfer the benefit of any of the BoS Securities and the Postponed Creditor shall not assign or transfer the benefit of any of the Postponed Securities unless the assignee or transferee first agrees in writing with BoS and/or the Postponed Creditor, as the case may be, to be bound by the provisions of this Agreement.

11.      Miscellaneous

         Unless  and until the BoS  Securities  are  discharged,  the  Postponed
         Creditor:

         11.1 agrees that any obligation under the Postponed Securities to deposit deeds and documents of title, stocks, shares and other securities and all policies of insurance or assurance with the Postponed Creditor shall be deemed satisfied and complied with if those are deposited with BoS; and

         11.2 agrees that the proceeds of any insurance policy in respect of any Assets shall, notwithstanding any endorsement or notation on any such policy to the contrary, prior to enforcement by BoS be used by the Company in repair and reinstatement or replacement of such Assets. The Company acknowledges by its execution of this Agreement that it has no right, title or interest to enforce this sub-clause for its own benefit.

12.      Notices

         12.1 All notices or other communications to be made or given under this Agreement shall be in writing and shall be by first-class prepaid post or by fax.

         12.2 Receipt shall be deemed to have occurred forty eight hours after posting (unless hand delivered and then at the time of delivery) and if by fax when sent provided a transmission report is received.

         12.3     Any notice to BoS shall be addressed to:

                  The Manager
                  Birmingham Business Centre Bank of Scotland
                  55 Temple Row
                  Birmingham
                  B2 5LS
                  Fax No. 0121 255 2504

         12.4     Any notice to the Postponed Creditor shall be addressed to:

                  Mr P. Willing
                  Vertical Investments Limited
                  c/o PricewaterhouseCoopers
                  Twenty Two Colomberie
                  St. Helier
                  Jersey
                  JE1 4XA
                  Channel Islands

                  Fax No. 01534 838200

         12.5     Any notice to the Company shall be addressed to:

                  The Secretary
                  Invu Sevices Limited
                  The Beren
                  Blisworth Hill Farm
                  Stoke Road
                  Blisworth
                  Northamptonshire
                  NN7 2DB

                  Fax No. 01604 859893

13.      Definitions

In the interpretation of this Agreement:

         13.1 "Assets" means the whole of the property, (including uncalled capital) which is or may be from time to time comprised in the property and undertaking of the Company;

         13.2 "BoS Debt" means all or any monies and liabilities which shall from time to time (and whether on or at any time after demand) be due, owing or incurred in whatsoever manner to BoS by the Company, whether actually or contingently, solely or jointly and whether as principal or surety and whether or not BoS shall have been an original party to the relevant transaction, and including interest, discount, commission and other lawful charges or expenses which BoS may in the course of its business charge or incur in respect of any of those matters or for keeping the Company's account, and so that interest shall be computed and compounded according to the usual BoS rates and practice as well after as before any demand made or decree obtained;

         13.4 "BoS Priority Debt" means the BoS Debt not exceeding (pound) 800,000 (or such greater amount, if any, as shall be agreed in writing between BoS and the Postponed Creditor) plus interest on that amount and all commission, charges, fees, costs and expenses arising or incurred in connection with it;

         13.5 "BoS Securities" means the Debenture granted by the Company in favour of BoS over the Assets dated 13 July 2001 and registered with the Registrar of Companies on 19 July 2001 in security for the BoS Debt;

         13.6 "Postponed Debt" means all sums due: and to become due to the Postponed Creditor by the Company whether as principal debtor, co-obligant, guarantor, surety or otherwise (including all present, future or contingent obligations owed to the Postponed Creditor, whether such obligations exist now or arise in the future) together with interest and charges, interest on them and all commissions, charges, fees, costs and expenses arising or incurred in connection with those sums;

         13.7 "Postponed Priority Debt" means Postponed Debt not exceeding US$500,000 (or such greater amount if any, as shall be agreed in writing between BoS and the Postponed Creditor) together with interest on that amount and all commissions, charges, fees, costs and expenses arising or incurred in connection with it;

         13.8 "Postponed Securities" means the Debenture granted by the Company in favour of the Postponed Creditor over the Assets dated 17 September 2001 and due to be registered with the Registrar of Companies immediately after execution of this Agreement in security for the Postponed Debt;

         13.9 "Preferential Payments" means payments to which a preference attaches in terms of Sections 175 and 386 of the Insolvency Act 1986;

         13.10    "Securities"  means  the  BoS  Securities  and  the  Postponed
                  Securities;

         13.11 "Enforce" (and all derivations from it) means the taking of any of the following actions:

                  (1) the appointing a receiver pursuant to or in respect of any of the Securities;

                  (2) the exercising a power of sale or otherwise utilising the rights given to a creditor under any of the Securities;

                  (3) the suing for payment of any BoS Debt or the Postponed Debt;

                  (4)      the petitioning for an administration order; or

                  (5) the exercising of any rights of setoff, retention combination of accounts or similar right in respect of the BoS Debt or the Postponed Debt;

         13.12 References to this Agreement and to any provisions of it shall be construed as references to it in force for the time being and as amended, varied, supplemented, substituted or novated from time to time;

         13.13    References to:

                  13.13.1 statutes, statutory provisions and other leglislation shall include all amendments, substitutions, modifications and re-enactments for the time being in force;

                  13.13.2  "control"  of any  company  shall be  interpreted  in
                           accordance   with  Section  840  of  the  income  and
                           Corporation Taxes Act 1988;

                  13.13.3 "including" shall not be construed as limiting the generality of the words preceding it;

                  13.13.4 any term or phrase defined in the Companies Act 1985 (as amended from time to time) shall bear the same meaning in this Agreement unless the context requires otherwise;

                  13.13.5 words importing the singular shall include the plural and vice versa, and words denoting any gender shall include all genders;

                  13.13.6 this Agreement and to any provisions of it or to any other document referred to in this Agreement shall be construed as references to it in force for the time being as amended, varied, supplemented, restated, substituted or novated from time to time;

                  13.13.7 "person" is to be construed to include references to a corporation, firm, company, partnership, joint venture, unincorporated body of persons, individual or any state or agency of a state, whether or not a separate legal entity;

                  13.13.8 "person" is to be construed to include that person's assignees or transferees or successors in title, whether direct or indirect;

                  13.13.9  clause  headings are for ease of  reference  only and
                           are  not  to  affect  the   interpretation   of  this
                           Agreement.

         13.14 For the avoidance of doubt, this Agreement supersedes any previous agreement, whether written or oral, express or implied, between the parties to it (or any of them) in relation to the subject matter of this Agreement.

14.      Other Security

         BoS shall be entitled at any time at its discretion and without consulting the Company or the Postponed Creditor to transact and deal with any other securities or guarantees of any kind that may be held by it in respect of the Company's obligations to it and may sell, dispose of or realise such other securities in any order which it may determine and this Agreement shall remain in full force and effect notwithstanding such transactions or dealings.

15.      Separate Provisions

         If any provision of this  Agreement is or becomes  invalid,  illegal or
         unenforceable   that  shall  not  affect  the  validity,   legality  or
         enforceability of any other provision.

16.      Governing Law

         This Agreement shall be governed by and construed according to English law and each of the parties submits to the nonexclusive Jurisdiction of the English courts.

17.      Contract (Rights of Third Parties) Act 1999

         For the purposes of the Contracts (rights of Third Parties) Act 1999, the parties hereto agree that they do not intend any of the terms of this Agreement to be enforceable by any third party.

IN WITNESS WHEREOF this Agreement consisting of this and the seven preceding pages are executed as a Deed as follows:

SUBSCRIBED for and on behalf of
The Governor and Company
of the Bank of Scotland
by its duly authorised signatory at

                                            .........................(Signature)

on the         day of          2001         .........................(Full Name)

in the presence of:

...............................Witness (Signature)

...............................Full Name

...............................Address

...............................

...............................Occupation

SUBSCRIBED for and on behalf of            SUBSCRIBED for and an behalf of
the said INVU Services Limited             the said Vertical Investments Limited
by                                         by

..........................Director           ............................Director

..........................Director/Secretary ..................Director/Secretary

at                                          at

on the        day of              2001      on the      day of              2001